UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 2, 2006

Cirrus Logic, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2901 Via Fortuna, Austin, Texas		78746
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-851-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 2, 2006, Cirrus Logic, Inc. (the "Company") announced that it had committed to a plan to close its Boulder, Colorado design center and move those operations to the Company’s headquarters in Austin, Texas. These actions are expected to eliminate or transfer approximately 24 positions during the Company’s third fiscal quarter. The Company anticipates the closure to be materially completed by November 2006 and the transfer of the relocating employees to be completed during its fourth fiscal quarter.

The Company estimates that it will incur a one-time charge to operating expenses of approximately $1.5 million to $2.0 million, which consists primarily of $0.5 million in anticipated costs associated with the Company’s exit from excess leased facilities and an estimated $1.0 million to $1.5 million of future cash expenditures for employee severance and relocation benefits.

A copy of the Company’s press release announcing the action is attached hereto as Exhibit 99.1, which is being furnished to, but not filed with, the Securities and Exchange Commission.

Statements included within this Current Report on Form 8-K that are not historical in nature, including without limitation the Company’s anticipated cost and timing of the closure of the Boulder, Colorado design center constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance, or events to be materially different from any future results, performance, or events expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the Company's ability to achieve cost savings and efficiencies through consolidation. Additional information regarding other risks, uncertainties, and other matters are set forth in the risk factors listed in our Form 10-K for the year ended March 25, 2006, and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov.

Item 7.01 Regulation FD Disclosure.

On October 2, 2006, the Company issued a press release announcing its intent to close the Boulder, Colorado design center. A copy of such press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Text of Cirrus Logic, Inc. press release dated October 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cirrus Logic, Inc.

October 2, 2006	By:	Thurman K. Case

Name: Thurman K. Case
Title: Acting Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Text of Cirrus Logic, Inc. press release dated October 2, 2006.